UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 13, 2021

BLUE BIRD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36267	46-3891989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3920 Arkwright Road
2nd Floor
Macon, Georgia 31210

(Address of principal executive offices and zip code)
(478) 822-2801

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	BLBD	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 13, 2021, the Board of Directors (“Board”) of Blue Bird Corporation (the “Company”) approved the appointment of Matthew Stevenson as Chief Executive Officer (“CEO”) of the Company, in addition to his current office of President, to be effective on November 1, 2021, as more fully described in Item 5.02(c) below. This action was anticipated and previously reported in a Current Report on Form 8-K (Date of Report: June 16, 2021) filed by the Company on June 22, 2021 (the “6/22/21 Form 8-K”).

As a result of the foregoing appointment and as previously reported, the current CEO, Philip Horlock, will resign from the office of CEO on October 31, 2021. As previously reported, Mr. Horlock will continue his employment with the Company as Senior Advisor through December 31, 2021 at his current salary, at which time Mr. Horlock’s employment will terminate. Mr. Horlock entered into a Transition Agreement with the Company dated June 21, 2021, which includes a related Consulting Agreement, the terms of which have been previously reported in Item 5.02(e) of the 6/22/21 Form 8-K.

(c) On October 13, 2021, the Board of the Company approved the appointment of Matthew Stevenson as Chief Executive Officer (“CEO”) of the Company, in addition to his current office of President, to be effective on November 1, 2021. The Board also elected Mr. Stevenson as a director of the Company, as more fully described in Item 5.02(d) below.

A description of Mr. Stevenson’s business experience and background, as well as his compensation arrangements, have been previously reported in Item 5.02(c) of the 6/22/21 Form 8-K, which information is incorporated herein by reference.

(d) On October 13, 2021, the Board of Directors of the Company elected Mr. Matthew Stevenson as a Class II director of the Company, to be effective November 1, 2021, to serve the remaining term of such class, expiring at the annual meeting of stockholders in 2022. Mr. Stevenson will not serve on any standing committees of the Board, and will not receive any additional compensation for his service as a director. A description of Mr. Stevenson’s business experience and background, as well as his compensation arrangements as President and CEO of the Company, have been previously reported in Item 5.02(c) of the 6/22/21 Form 8-K, which information is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

In accordance with General Instruction B.2. to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

104 Cover Page Interactive Data File

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE BIRD CORPORATION

Dated:	October 19, 2021	/s/ Paul Yousif
Paul Yousif
Senior Vice President and General Counsel